EXHIBIT 99.1

Investor Presentation

Forward Looking Statements
Certain information contained herein, reflecting our future plans and strategies, may constitute “forward-looking statements” that are based on current expectations and assumptions. These expectations and assumptions are subject to risks and uncertainty, which could affect our future plans.  Saxon’s actual results and the timing and occurrence of expected events could differ materially from our plans and expectations due to a number of factors, such as changes in overall economic conditions and interest rates, and changes in
the applicable legal and regulatory environment.   Saxon undertakes no duty to update any
forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

Saxon Capital, Inc.

Saxon Mortgage, Inc.

Saxon Mortgage Services, Inc.

SAXON

Taxable REIT
Subsidiaries
Qualified REIT
Subsidiaries
Production
■
Began in 1989
■
$2.4 billion in production
■
46% wholesale, 23% retail and
31% correspondent
■
Weighted average FICO of
616 and LTV of 79.1%
Servicing
■
Began in 1963
■
$26.4 billion servicing portfolio,
including $20.2 billion of
third-party loans
■
Rated SQ2, Above Average
and RPS2 by Moody’s, S&P
and Fitch, respectively for
subprime servicing
■
Serious delinquency of 6.3%
■
Cost to service of 17 bps
Portfolio
■
Began in 1989, with current
portfolio beginning in 2001
■
$6.2 billion owned portfolio
■
Accounted for on-balance
sheet
■
Net charge-off rate of 0.6%
Note: As of or for the nine months ended September 30, 2005
Who We Are

■
We are a REIT that originates, purchases, securitizes and
services non-conforming, subprime residential mortgage
loans
■
Mortgage loan production
■
Originate and purchase loans through wholesale,
correspondent and retail channels
■
For nine months ended September 30, 2005, we
originated $2.4 billion in mortgage loans
■
Portfolio
■
Loans not sold on a whole loan basis are pooled together
and sold into securitization trusts
■
Allows us to earn an interest spread over the life of the
loans
■
As of September 30, 2005, our owned mortgage loan
portfolio was $6.2 billion
■
Mortgage Loan Servicing
■
We service our owned mortgage loan portfolio as well as
loans owned by third parties
■
We collect a fee for this service averaging approximately
65 bps annually per loan
■
As of September 30, 2005, our servicing portfolio was
$26.4 billion, of which $6.2 billion was owned by us and
$20.2 billion were loans owned by third parties
Customer and origination profile (As of 9/30/05)
■
Average principal balance                                $144,000
                  per loan
■
Average FICO score                                         617
■
Combined weighted average                              78.28%
                  initial Loan to Value (“LTV”)
■
Percentage of fixed rate                                   32.24%
                  mortgages
■
Percentage of adjustable rate                            67.76%
                  mortgages
■
Borrower purpose
■
Cash-out refinance                                      71.18%
■
Purchase                                                    21.31%
■
Rate or term refinance                                  7.51%
What We Do

Saxon Perspective on Factors Driving Profitability
Efficient
Cost to Originate
Low Cost
to Service
Liquidity
Profitability &
Success
Saxon restructured its
origination platform in
2005, combining back
offices and removing
excess retail
branches, to improve
ongoing efficiency
By leveraging its $20
billion third-party
serviced portfolio,
Saxon can service its
own originations at a
marginal cost
Saxon’s upfront
investment in
disciplined
underwriting and
ongoing diligence
results in improved
lifetime loan losses
Improved Credit
Losses
Uninterrupted access
to the securitization
market, committed
warehouse lines and
low cost of funds
support Saxon’s
ability to grow its
portfolio
The Key Drivers of Success in Subprime Mortgage

Mortgage Production
■
Key Competitors
■
Ocwen, Litton Loan Servicing, Countrywide and Chase
Manhattan Mortgage
■
Saxon’s Competitiveness
■
Rated “Above Average” or equivalent subprime mortgage
servicer by all three rating agencies
■
Highly respected name by bond investors
■
Strong business relationships through Capital Markets &
Treasury
■
Feedback to sellers on any loans with detected fraud
■
Ever-increasing economies of scale
■
Cost structure based on dollar amount per loan rather
than as a percent of principal balance, which results in
Saxon tending to win higher average balance pools
■
Current Market Trends
■
Originators creating their own servicing companies (First
Franklin)
■
Wall Street firms purchasing servicing companies (Merrill
Lynch bought Wilshire)
■
Need for immediate access of information on loan
portfolios
Mortgage Servicing
Source:   National Mortgage News
Competitive Landscape
■
$840 billion market *
■
Key Competitors
■
Ameriquest, New Century, Countrywide and Option One
■
Intense price competition began among top competitors
as interest rate cycle began to turn
■
Resulted in margin compression in Q3 and Q4 2005
■
Saxon’s Competitiveness
■
Achievement of economies of scale from
recently-completed restructuring of wholesale and retail
lending platforms
—
Centralized back-office and underwriting
—
Drives down cost to originate while maintaining credit
discipline
■
Shifted from advertising methodology to marketing
strategy
—
Identified sales process “fallout”
—
Migrated branding of retail channel to “Saxon” naming
convention
—
Introduced a lead blend strategy

Trends in the Subprime Mortgage Industry
What Saxon Has Done
■
Saxon has not sacrificed underwriting discipline and has
maintained pricing discipline
■
Continued upfront investment in credit and fraud detection
■
I/Os are priced and viewed from a strict credit perspective
■
No options ARMs or negative amortization products
■
Control servicing quality of owned portfolio internally
■
Technology investments
■
Compete through overall return, not just cost to
originate
■
Manage Company for the long-term
■
Goal is to be the highest long-term value Company in
the sector
Trends in the industry
■
Interest rates create cyclicality
■
Less focus on credit and underwriting
■
More focus on origination growth and market share
■
Irrational pricing from mid-2004 through Q4 2005
■
New affordability products bring outsized credit risk
■
Mortgage banking model vs. portfolio model
■
Focus on increasing efficiency in cost to originate
2006
■
Significant amount of ARM product resets provides
opportunity for volume recapture
■
Return to credit and pricing rationalization
■
Changes to ABS market and ratings forced in Q4 2005 take
full effect

$135
$211
$235
$227
2002
2003
2004
LTM 9/30/05

$22.9
$32.1
$33.6
$63.3
2002
2003
2004
LTM 9/30/05

$286
$345
$619
$660
2002
2003
2004
9/30/05

10.2%
20.6%
21.9%
19.3%
2002
2003
2004
LTM 9/30/05

Shareholders’ Equity
Return on Average Equity
Total Net Revenue (In Millions)
Net Servicing Income (In Millions)
Saxon’s Proven Track Record

Benchmark
Saxon
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
(3.00%)
<500
500–519
520–539
540–559
560–579
580–599
600–619
620–639
640–659
660–679
>680

Delinquency By FICO Band (Vintage 2004)1
Difference:                8.65%         (1.55%)          1.46%           2.93%            1.52%            3.34%          1.92%            2.10%           0.75%           0.69%             0.50%
160+ day delinquency using OTS method
Note: Benchmark securities consist of ABFC, ABS, ACE, Ameriquest, ARC, Argent, Bear Stearns, C-Bass, Centex, Chase Funding, Countrywide, CSFB, Delta, DLJ, Equicredit, Equity One, Fieldstone, First
          Franklin, Fremont, GSAMP/GSMPS, Long Beach, MASTR, Merrill Lynch, Morgan Stanley, New Century, Option One, Park Place, RFC Ramp, RFC RASC, SAIL, SASCO
                                          Graph created by Saxon using information from TrueStandings, a product of LoanPerformance

Saxon Consistently Beats Benchmark in Credit Performance

Wholesale
Correspondent
Retail
$2,295
$2,844
$3,492
$3,400
28%
27%
45%
27%
32%
41%
28%
29%
43%
24%
32%
44%
2002
2003
2004
LTM 9/30/05

Production ($ Millions)
■
Restructured retail business platform
■
Successfully merged wholesale and retail operations
■
Completed implementation of score based lending
■
Increased volume per FTE across all channels
■
Significant progress in upgrading production staff
■
Expanded and integrated new marketing function
■
Outsourced loan document compliance and delivery
■
Enhanced utilization of technology
■
Successfully introduced a variety of new products
■
Shifted from advertising methodology to marketing
strategy
Change in Strategy in 2005
Production Overview

< 525
526 - 550
551 - 600
601 - 650
> 650
29.2%
24.6%
29.3%
11.1%
5.9%
44.3%
20.6%
23.2%
7.4%
4.2%
31.1%
30.9%
23.4%
7.8%
6.4%
26.2%
34.0%
27.1%
7.3%
5.3%
2002
2003
2004
YTD 2005

Credit Score Migration (As of September 30, 2005)
Production by Credit Score

WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
Ne
KS
MN
IA
MO
AR
TX
LA
WI
MI
IN
OH
KY
TN
MS
Al
GA
Fl
SC
NC
VA
WV
MD
DC
PA
NY
VT
NH
Me
MA
CT
RI
AK
HI
CA = 22%
5.0 - 9.0 %
3.0 - 5.0 %
2.0 - 3.0 %
1.0 - 2.0 %
.05 - 1.0 %
.01 - .05 %

Note: As of September 30, 2005
Portfolio Geographic Dispersion

Owned
Third Party
CAGR = 45%
$4.7
$1.8
$4.1
$3.5
$5.2
$4.7
$14.2
$6.0
$20.2
$6.2
2001
2002
2003
2004
9/30/2005

77%
23%
Serviced Portfolio ($ Billions)
■
Total portfolio growth 31%
during 2005
■
Portfolio performance
■
Delinquency 60+ 6.26%1
■
Loss Severity 36.99%
■
Cost to service 17 bps vs. 34 bps
for Ocwen2
■
Established second servicing
site
■
39 training hours per FTE
1 MBA method
2 Source: Ocwen public filings for Residential Mortgage Servicing segment for the nine months ended September 30, 2005
Mortgage Loan Servicing

CAGR = 39%
$1.8
$3.5
$4.7
$6.0
$6.2
2001
2002
2003
2004
9/30/2005

($ Billions)
Owned Mortgage Loan Portfolio

35%
30%
25%
20%
15%
10%
5%
0%
Serious Delinquency %
1 8 15 22 29 36 43 50 57 64 71 78 85 92 99
Time (in months)

5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
% of Original Balance
8 16 24 32 40 48 56 64 72 80 88 96 104 112
Time (in months)

1996 – 2000 = 8.0%                      2003 = 14.8%
2001 = 4.8%                                2004 = 33.6%
2002 = 7.3%                                2005 = 31.5%
Outstanding Portfolio Balance by Year:
Note: All information is as of September 30, 2005
1996-97
2002
2000
2001
1999
1998
2003
2004
2005
Static Pool Delinquency By Year of Origination
Static Pool Losses By Year of Origination
Total Cumulative Losses:
1998 = 4.08%               2001 = 3.56%                  2004 =0.04%
1999 = 5.05%               2002 = 1.47%
2000 = 5.47%               2003 = 0.34%
2000
2001
2002
1999
1998
2003
1997
1996
2004
Performance: Static Pool Delinquency and Losses

Decline In Asset Value
Liquidation Expenses
Interest Advances
Loss Severity
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
4,726 8,735 3,726 4,695 7,821 6,861 4,433 4,697 5,768 5,846 7,249 4,613 7,049 4,887 3,667 6,311 7,544 7,623 5,490 4,369

Note: As of September 30, 2005
597
1,182
520
650
1,119
1,022
605
668
732
633
444
216
259
133
65
86
70
22
5
2
1999-
03
1999-
05
2000-
01
2000-
02
2000-
03
2000-
04
2001-
01
2001-
02
2001-
03
2002-
01
2002-
02
2002-
03
2003-
01
2003-
02
2003-
03
2004-
01
2004-
02
2004-
03
2005-
02
1999-
02
Loans in
a security
Loss Severity

Strong
Management
Existing
Portfolio
Servicing
Platform
Discipline
■
Saxon’s
management team
has one of the
strongest reputations
in the industry
■
Team is made up of
seasoned
professionals in the
mortgage industry
■
Saxon has been
building its
on-balance sheet
portfolio since 2001
■
Portfolio at 9/30/05
is $6.2 billion
■
Saxon has a
servicing platform
that is highly rated
and  scalable
■
Servicing business
will produce stable
cash flow and offset
any slowdown in
mortgage
originations
■
Saxon has a culture
of discipline in
growth, credit, and
servicing
■
Creating assets for
our balance sheet
and managing a
REIT require similar
discipline
Summary